                                                                    Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 13, 2004, relating to the consolidated financial statements of AVANIR Pharmaceuticals and subsidiary, appearing in the Annual Report on Form 10-K of AVANIR Pharmaceuticals for the year ended September 30, 2004.

/s/ Deloitte & Touche LLP

San Diego, California
June 10, 2005